UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2012

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Executive Officers.
Effective February 7, 2012, Martha Crow, Senior Vice President and General Manager of GDT and Marc Osofsky, Senior Vice President, Marketing, have been designated Executive Officers of Lionbridge Technologies, Inc. ("Lionbridge"). Each such Executive Officer participates in the Corporation’s Change of Control Policy and is party to a Change of Control Agreement in the form attached hereto as Exhibit 10.1.
2012 Management Incentive Plan

On February 2, 2012, the Nominating and Compensation Committee of the Board of Directors of Lionbridge approved the 2012 Management Incentive Plan for Executive Officers. Pursuant to the terms of this Plan, certain officers of Lionbridge are eligible to receive a cash bonus, calculated on a specified percent of their respective 2012 base salary, upon achievement of each of the following three equally weighted performance metrics:

• Achievement of internal revenue targets for the year ending December 31, 2012 (1/3)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2012; (1/3); and
• Achievement of identified personal objectives, which in the case of Executive Officers with operational responsibility, are tied to performance relative to those operations and in the case of Executive Officers with functional responsibilities, are tied to performance relative to that particular function, and in each case, related to the implementation of appropriate and effective strategies to manage volatility in foreign currency exchange rates (1/3).

The Committee established the following personal objective components for the executive officers:

• Senior Vice President, and General Manager of GLT: Evaluation and improvement of organizational structure and delivery platforms within product lines to maximize operational efficiencies and innovation; effective evaluation, training and deployment of worldwide and subject matter resources; improvements in customer satisfaction, business process improvements, cost and expense efficiencies; acceleration of migration of production to global delivery centers and centers of excellence for particular verticals or industries; development and assessment of complementary strategic offerings; accelerated use and adoption of technology and achievement of internal product line revenue and profitability targets.

• Chief Financial Officer: Improvements to financial systems, processes and structures to align with strategic and business priorities and enhance operational efficiencies; deployment of effective strategies to manage foreign currency exchange rate volatility, inter-company costs and world-wide tax exposures; and rationalization of real estate portfolio.

• Chief Sales Officer: Achievement of revenue growth, particularly in certain identified markets, industries and geographies; recruitment and retention of sales resources with skills, experience and talent aligned with the Corporation’s strategic and business priorities in general and technology products in particular; enhanced sales training and sales metrics; development, enhancement and execution of cross-product line sales strategies; and design and management of an efficient and effective sales incentive compensation program.

.• Chief Executive Officer: Implementation of organizational design changes to align with strategic direction and market opportunities; overall responsibility for achievement of internal revenue and profitability targets; enhanced cost containment, cash management and collection activities; acceleration of deployment of commercial technology and crowdsourcing offerings and cross product line opportunities; and execution of the Company's long-term strategies to improve shareholder value.
• Senior Vice President, and General Manager of GDT: Achievement of internal product line revenue and profitability targets; refinement of product offerings and operational capabilities; alignment of organizational design and personnel with operational goals; evaluation and improvement of organizational structure and delivery platforms; acceleration of cloud-based worker offerings; improvements in customer satisfaction, business process improvements, cost and expense efficiencies; acceleration of migration of production to global delivery centers.
• Senior Vice President, Marketing: Development and deployment of a comprehensive global corporate marketing strategy; development and deployment of marketing strategies for each product line and vertical; identification and development of new product offering strategies that contribute to the Corporation’s profitability and revenue objectives, including global web operations and global marketing operations; development and deployment of internal marketing operations to support the sales organizations of each product line and vertical and contribute to the Corporation’s profitability and revenue objectives.

In addition, the Committee has sole discretion to adjust any award to reflect the impact of foreign currency exchange rate fluctuations or any other extraordinary events.

Under the terms of the 2012 MIP, a participating Executive Officer will receive his or her target bonus based on achievement of each equally rated performance metric target (the "Target"). If actual results show that the Target for any of the three components is exceeded, the bonus opportunity will be increased proportionately up to a maximum of 125% (130% in the case of the profitability Target) of such individual’s target bonus. If actual results show that the Target for any of the three components is not achieved, but is above a pre-determined minimum threshold, the bonus opportunity will be reduced proportionately to 50% of each individual's target bonus. Each individual's target bonus opportunity is set at a percent of his or her base salary. The applicable percentages are as follows:

Chief Executive Officer: 120% of base salary
Chief Sales Officer, Chief Financial Officer, Senior Vice President and General Manager of GDT, Senior Vice President of Marketing and Senior Vice President and General Manager of GLT: 60% of base salary.

The form of MIP Agreement is attached as Exhibit 10.2 to this Form 8-K and the description of such terms contained in such MIP Agreement are incorporated by reference herein.

Special Bonus Award
On February 1, 2012, the Nominating and Compensation Committee awarded Henri Broekmate, Senior Vice President and General Manager of GLT, a special cash bonus in the amount of $32,396 in recognition of his achievements and contributions in 2011 that extended beyond the GLT product line. More specifically, the Committee rewarded Mr. Broekmate for his leading a Company-wide Lean Six Sigma program which resulted in quantifiable and tangible cost savings and operational efficiencies among all product lines and functions in the Company.

LTIP

On February 2, 2012, the Nominating and Compensation Committee of the Board of Directors of Lionbridge Technologies, Inc. ("Lionbridge") approved and granted to each Executive Officer a long-term performance based stock incentive award (the "LTIP") under the Corporation’s 2011 Stock Incentive Plan. Pursuant to the terms of the LTIP, restrictions with respect to the stock will lapse upon the achievement of revenue and profitability targets within the two calendar years from and including the year of grant. If the targets are not achieved, the shares will be forfeited by the officer.

The form of LTIP Award Agreement is attached as Exhibit 10.3 to this Form 8-K and the description of such terms contained in such Award Agreement are incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

February 7, 2012	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Exhibit 10.1: (Filed as Exhibit 10.2 to Current Report on Form 8-K) file no. 26933) filed on November 5, 2008 and incorporated herein by reference.
10.2	Form of 2012 Management Incentive Plan
10.3	Form of 2012 Long Term Incentive Performance Award